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                                                                   Exhibit 10.37


Exhibit 10.37 Form of letter agreement, dated November 13, 1997, regarding
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amendment to change in control agreement, dated May 12, 1997, between the registrant and each of Irwin Helford and M. Bruce Nelson

                          VIKING OFFICE PRODUCTS, INC.
                             950 West 190th Street
                          Los Angeles, CA  90061-1000


                               November 13, 1997

Mr. Irwin Helford
c/o Viking Office Products, Inc.
950 West 190th Street
Los Angeles, CA  90061

Dear Irwin:

     The purpose of this letter (the "Amendment") is to amend the letter Agreement dated as of May 12, 1997 (the "Change in Control Agreement") between you and Viking Office Products, Inc. (the "Company"), in order to correct an error herein. Terms used in this Amendment that are defined in the Change in Control Agreement shall have the same meanings herein as in the Change in Control Agreement unless otherwise provided herein.

     Please sign the enclosed copy of this letter in the space indicated and return it to me to evidence your agreement to the following provisions:

     A. Paragraph 8 of Part Two of the Agreement is hereby amended so that, as amended, it shall be and read as follows:

          "8.  DELAYED TERMINATION.  One year after the date that Change in
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     Control is effective you will have 30 days to resign your employment
     (whether or not such resignation qualifies as a Resignation for Good Reason) and receive (a) the CIC Severance Payments and (b) the payments contemplated by Paragraph 2 of this Part Two. In addition, Paragraphs 3, 5, 6 and 7 of this Part Two shall apply when applicable. All payments required hereunder shall be made at the times provided in the Paragraphs referred to herein."

     B. The Change in Control Agreement, as amended by this Amendment, is and shall remain in full force and effect in accordance with its terms.

                                              Very truly yours,

                                              VIKING OFFICE PRODUCTS, INC.


                                              By:  _________________________
                                                   M. Bruce Nelson, President
APPROVED AND AGREED:



By:  _______________________
     Irwin Helford